                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2005
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-18863                     59-3392443
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
           of incorporation)                                 Identification No.)

13386 International Parkway, Jacksonville, Florida                         32218
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ]   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Acceleration of Unvested Options

         On March 31, 2005, we issued a press release announcing that the Board of Directors had accelerated the vesting of certain unvested stock options previously awarded to employees, officers and directors of the Company under various stock option plans effective March 25, 2005, subject to such employees, officers and directors entering into lock-up, confidentiality and non-competition agreements. As a result of this action, options to purchase approximately 1.6 million shares of our common stock that would otherwise have vested over the next one to five years became fully vested. Outstanding unvested options that were not accelerated will continue to vest on their normal schedule.

         The decision to accelerate the vesting of these options, which the
Company believes to be in the best interest of its stockholders, was made primarily to reduce non-cash compensation expense that would have been recorded in future periods following the Company's application of Financial Accounting
Standards Board Statement No. 123, "Share Based Payment (revised 2004)" (FAS
123R). The Company will be required to apply the expense recognition provisions of FAS 123R beginning in the third quarter of 2005. Because we accelerated these options, the Company expects to reduce its non-cash compensation expense related to these options by approximately $15.4 million (pre-tax) between the third quarter of 2005 and 2009, based on estimated value calculations using the
Black-Scholes methodology.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01. Financial Statements Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1 Press release dated March 31, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

                                            ARMOR HOLDINGS, INC.

                                        By:    /s/ Philip A. Baratelli
                                            ------------------------------
                                            Name:   Philip A. Baratelli
                                            Title:  Corporate Controller,
                                                    Treasurer and Secretary

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                                INDEX TO EXHIBITS

99.1 Press release dated March 31, 2005.